                                                                     EXECUTION

                               AMENDMENT NO. 5 TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT ("Amendment No. 5"), dated as of January 26, 2001, is by and among The Doe Run Resources Corporation, a New York corporation ("Doe Run"), Fabricated Products, Inc., a Delaware corporation ("Fabricated Products", and together with Doe Run, collectively, "Borrowers") and Congress Financial Corporation, a Delaware corporation ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Lender has entered into financing arrangements with Borrowers pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated March 12, 1998, by and among Lender and Borrowers, as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated September 1, 1998, Amendment No. 2 to Loan and Security Agreement, dated as of January 13, 1999, Amendment No. 3 to Loan and Security Agreement, dated as of February 1, 1999, and Amendment No. 4 to Loan and Security Agreement, dated as of June 11, 1999 (as further amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

         WHEREAS, Borrowers have requested certain amendments to the Loan Agreement and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  DEFINITIONS.

                  1.1 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

                           (a) "Amendment No. 5" shall mean this Amendment No. 5
to Loan and Security Agreement by and among Borrowers and Lender, as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

                           (b) "Capital Expenditures" shall mean for any period,
without duplication, all expenditures by Borrowers for, or contracts for expenditures for, any fixed or capital assets or improvements, or for replacements, substitutions or additions thereto (excluding repairs and maintenance in the ordinary course of business), which have a useful life of more than one (1) year, including, but not limited to, the direct or indirect acquisition of such assets by way of offset items or otherwise and Capitalized Lease Obligations incurred in respect of such fixed or capital assets during such period.

                           (c)  "EBITDA" shall mean, as to any Person, with
respect to any period, an amount equal to (i) the Consolidated Net Income (and as to Doe Run, excluding for such purpose Doe Run Cayman and its Subsidiaries) of such Person and its Subsidiaries for such period determined in accordance with GAAP, PLUS, (ii) depreciation, amortization and other non-cash charges for such period (to the extent deducted in the computation of Consolidated Net Income of such Person), all in accordance with GAAP, PLUS, (iii) Net Interest Expense for such period (to the extent deducted in the computation of Consolidated Net Income of such Person), PLUS, (iv) charges for Federal, State, local and foreign income taxes for such period (to the extent deducted in the computation of Consolidated Net Income of such Person), PLUS (v) the amount equal to: (A) all payments from Doe Run Cayman and its Subsidiaries received by Borrowers in cash or other immediately available funds during such period MINUS
(B) all payments made by Borrower to or for the benefit of Doe Run Cayman and its Subsidiaries during such period, excluding from (A) and (B) of this clause
(v), any payments for the purchase or sale of goods and services in the ordinary course of business to the extent permitted under Section 6.6(a) of the Loan Agreement (to the extent not included in the computation of Consolidated Net Income of such Person), and PLUS or MINUS (as may be applicable to negate the effect, if any, of the adjustments referred to in the following clause (vi) on Consolidated Net Income) (vi) the amount of any adjustments made by such Person in accordance with Financial Accounting Standards Board Statement No. 133.

                           (d)  "Net Interest Expense" shall mean, for any
period, as to any Person and its Subsidiaries, all of the following as determined in accordance with GAAP: (a) total interest expense, whether paid or accrued (including the interest component of Capitalized Lease Obligations for such period), including, without limitation, all bank fees, commissions, discounts and other fees and charges owed with respect to letters of credit, banker's acceptances or similar instruments, but excluding (i) amortization of discount and amortization of deferred financing fees and closing costs paid in cash in connection with the transaction contemplated hereby, (ii) interest paid in property other than cash, and (iii) any other interest expense not payable in cash MINUS (b) any net payments received during such period as interest income received in respect of its investments in cash and Cash Equivalents.

                  1.2 AMENDMENTS TO DEFINITION. The definition of the term "Consolidated Net Worth" as set forth in the Loan Agreement is hereby amended to insert the following phrase in the fourth line of such Section after the parenthetical and before the comma as follows:

                  "exclusive of any adjustments made by such Person in accordance with Financial Accounting Standards Board Statement No. 133"

                  1.3 INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used or defined in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement.

         2.  AMENDMENTS.

                  2.1 RESERVES. Section 2.4 of the Loan Agreement is hereby amended such that the current text of such Section shall be referred to as
Section 2.4(a) and a new Subsection 2.4(b) shall be added on to the end of such section as follows:

                           "(b) In addition to any other rights of Lender under
                  this Agreement with respect to the establishment of reserves or otherwise, and in addition to any other reserves at any time established by Lender, Lender shall, effective on the date of Amendment No. 5, establish a reserve reducing the amount of Loans otherwise available to Borrowers in the amount of $5,000,000."

                  2.2 SERVICING FEE. Section 2.8 of the Loan Agreement is hereby amended to delete the reference to "$10,000" in such Section and substitute "$12,000" therefor.

                  2.3 CONSOLIDATED NET WORTH. Section 6.10(b) of the Loan Agreement is deleted and replaced and the following substituted therefor:

                           "6.10 Consolidated Net Worth. Doe Run shall, at all
                  times, maintain a Consolidated Net Worth of not less than the amount set forth below for the period indicated:

                             Period                                              Amount
                             ------                                              ------
                  (b)        Through and including January 31, 2001       ($ 20,000,000)

                  (c)        From February 1, 2001 through and
                             including February 28, 2001
                                                                           ($25,000,000)

                  (d)        From March 1, 2001 through and
                             including March 31, 2001
                                                                           ($28,500,000)


                                      -3-

                  (e)        From April 1, 2001 through and
                             including April 30, 2001                      ($30,500,000)

                  (f)        From May 1, 2001 through and
                             including May 31, 2001
                                                                           ($33,500,000)

                  (g)        From June 1, 2001 through and
                             including July 31, 2001
                                                                           ($36,000,000)

                  (h)        From August 1, 2001 through and
                             including August 31, 2001
                                                                           ($38,000,000)

                  (i)        From September 1, 2001 and
                             at all times thereafter
                                                                           ($40,000,000)"

                  2.4 CAPITAL EXPENDITURES. Section 6 of the Loan Agreement is amended to add a new Section 6.23 thereto as follows:

                           "6.23 CAPITAL EXPENDITURES. Borrowers and their
                  Subsidiaries (other than Doe Run Cayman and its Subsidiaries), shall not, directly or indirectly, make or commit to make, whether through purchase, capital leases or otherwise, Capital Expenditures on a non-cumulative basis (such that, if Capital Expenditures permitted to be made or committed to be made in any one fiscal year pursuant to this Section 6.23 exceeds the amount actually made or committed to be made during such fiscal year, such excess may not be carried over to be made or committed to be made in any following fiscal year), in excess of a total aggregate amount of $15,000,000 in any fiscal year of Borrowers."

                  2.5 EDITDA. Section 6 of the Loan Agreement is amended to add a new Section 6.24 thereto as follows:

                           "6.24 EBITDA. Borrowers shall, for each date listed
                  below, have EBITDA for the twelve months ending on such date specified below of not less than the amount listed opposite each such date:

              Month Ending                                Minimum EBITDA
              ------------                                --------------
              January 31, 2001                            $ 9,000,000

              February 28, 2001                           $10,000,000

              March 31, 2001                              $11,000,000


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
              April 30, 2001                              $11,000,000

              May 31, 2001                                $14,000,000
              June 30, 2001                               $17,000,000

              July 31, 2001                               $17,000,000

              August 30, 2001                             $18,500,000

              September 30, 2001                          $19,000,000

              October 30, 2001 and all
              months thereafter                           $19,500,000."


                  2.6 EFFECTIVE DATE; TERMINATION; COSTS. Section 9 of the Loan Agreement is hereby amended as follows:

                           (a)  TERM. Section 9.1 (a) of the Loan Agreement is
hereby amended to delete the phrase "on the date three (3) years from the date hereof " in the first sentence of such Section and to substitute "January 15, 2003" therefor.

                           (b)  TERM. Section 9.1(e) of the Loan Agreement is
hereby amended to delete Sections 9.1(e)(i), (ii) and (iii) and substitute the following therefor:

                  "(i) one and one-half (1 1/2%) percent of $75,000,000, if such termination is effective on or prior to the first anniversary of Amendment No. 5; or

                   (ii) one (1%) percent of $75,000,000, if such termination is effective after the first anniversary of Amendment No. 5 but prior to January 15, 2003, or if the Agreement continues for any renewal term thereafter, if such termination is effective prior to the last day of such renewal term."

                           (c)  EXPENSES AND ADDITIONAL FEES. Section 9.2(a)
of the Loan Agreement is hereby amended to delete the reference to "$650" contained in Section 9.2(a)(vi) and to replace it with "$750".

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender pursuant to the other Financing Agreements, each of Borrowers, jointly and severally, hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):


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



                  3.1 This Amendment has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms.

                  3.2 No Event of Default or act, condition or event, which with notice or passage of time or both would constitute an Event of Default, exists or has occurred and is continuing.

         4. CONDITIONS PRECEDENT. The effectiveness of the terms and conditions contained herein shall be subject to the satisfaction of each of the following conditions, in form and substance satisfactory to Lender:

                  4.1 an original of this Amendment, duly authorized, executed and delivered by Borrowers to Lender;

                  4.2 Lender shall have received the fee referred to in Section 5 hereof; and

                  4.3 no Event of Default exists on the date hereof after giving effect to the amendment to the Loan Agreement made by the provisions of this Amendment.

         5. AMENDMENT FEE. In consideration of the amendments set forth herein, Borrowers shall on the date hereof, pay to Lender, and Lender may, at its option, charge the account of Borrowers maintained by Lender, a fee in the amount of $375,000, which fee shall constitute part of the Obligations and is fully earned as of the date hereof.

         6.  MISCELLANEOUS.

                  6.1 ADDITIONAL EVENT OF DEFAULT. The parties hereto acknowledge, confirm and agree that the failure of Borrowers to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements.

                  6.2 EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or to entitle Borrowers to any other consent. The Loan Agreement and this Amendment shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

                  6.3 FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.


                  6.4 GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York (without giving effect to principals of conflict of laws).

                  6.5 BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  6.6 COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                                CONGRESS FINANCIAL CORPORATION

                                                By: /s/ Herbert C. Korn
                                                  ---------------------
                                                Title:  VP
                                                     -----------------

                                                THE DOE RUN RESOURCES
                                                     CORPORATION

                                                By:   /s/ M. K. Kaiser
                                                  --------------------
                                                Title:    VP & CFO
                                                     -----------------

                                                FABRICATED PRODUCTS, INC.

                                                By: /s/ M. K. Kaiser
                                                  --------------------
                                                Title: VP & CFO
                                                     -----------------


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